UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

Commission file number 000-23446

SUGARMADE, INC.
(Exact name of registrant as specified in its charter)

Delaware	94-3008888
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

167 N. Sunset Ave., City of Industry, CA	91744
(Address of principal executive offices)	(Zip Code)

(626) 961-8619
(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Changes in Registrant's Certifying Accountant

Item 4.01 Changes in Registrant's Certifying Accountant.

As described in Items 4.01(a) and (b) below, Sugarmade Inc., a Delaware corporation (the "Company"), has replaced MJF & Associates, APC (”MJF”) as the Company's independent registered public accounting firm with Anton & Chia, LLC as its new independent registered public accounting firm. As described below, the change in independent public accounting firms is not the result of any disagreement with MJF.

Item 4.01(a) Previous Independent Accountants

(i)	On October 27, 2015, Sugarmade, Inc, (the “Company”) dismissed its independent registered public accounting firm, MJF & Associates, APC (“MJF”).
(ii)	The report of MJF on the consolidated financial statements of the Company as of June 30, 2014, and the related consolidated statements of operations, comprehensive loss, changes in stockholders’ deficiency, and cash flows for the year then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to going concern.
(iii)	The decision to change independent registered public accounting firm was recommended and approved by the Board of Directors of the Company.
(iv)	During the Company’s fiscal year ended June 30, 2014 through May 15, 2015, date work last performed by MJF, (a) there were no disagreements with MJF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MJF, would have caused it to make reference thereto in its report on the consolidated financial statements for such year and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.
(v)	On October 27, 2015 the Company provided MJF with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 4.01(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers New Independent Accountants

On October 27, 2015, the Sugarmade, Inc. (the “Company”) engaged Anton & Chia, LLC as Registrant's independent registered public accounting firm. Neither the Company, nor anyone on its behalf, has consulted with Anton & Chia, LLC regarding (i) the type of final audit opinion that might be rendered on the Company's financial statements and neither a written report nor oral advice was provided to the Company that Anton & Chia, LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from MJF & Associates, APC to Securities and Exchange Commission – Dated October 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: November 2, 2015	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer